UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 21, 2020

Commission File Number: 1-11917

FBL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Iowa			42-1411715
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

5400 University Avenue,	West Des Moines,	Iowa	50266-5997
(Address of principal executive offices)			(Zip Code)

		(515)	225-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, without par value	FFG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Charles T. Happel, Chief Investment Officer and a named executive officer of FBL Financial Group, Inc. (the "Company"), has notified the Company's Board of Directors that he plans to retire around midyear 2020.

A copy of the news release announcing Mr. Happel's retirement is attached hereto as Exhibit 99.1.

(d) On February 26, 2020, Bryan L. Searle was named as a Class B Director of the Company and it is anticipated he will be named as a member of the Company's Class A Nominating and Corporate Governance Committee at a later date. Mr. Searle currently serves as President of the Idaho Farm Bureau Federation.

The Company's Class B shareholders are parties to a shareholders' agreement providing that with respect to the Company's six Class B Directors, five shall be presidents of a state Farm Bureau federation which is, or whose affiliate is, a Class B shareholder, and one may be an officer of a state Farm Bureau federation which is, or whose affiliate is, a Class B shareholder. Mr. Searle will be entitled to receive the same compensation as other Class B Directors, as described under the heading "Compensation of Non-Employee Directors" in the Company's most recent definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2019.

A copy of the news release announcing Mr. Searle being named as a Class B Director is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	News release of FBL Financial Group, Inc. dated February 24, 2020.
99.2	News release of FBL Financial Group, Inc. dated February 26, 2020.
104	Cover Page Interactive Data File formatted as iXBRL (Inline eXtensible Business Reporting Language) and contained in Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2020                    FBL FINANCIAL GROUP, INC.

By    /s/ Donald J. Seibel
Donald J. Seibel
Chief Financial Officer